Plant and equipment, net	12 Months Ended
Jun. 30, 2012
Property, Plant and Equipment [Abstract]
Plant and equipment, net

Note 10 –Plant and equipment, net

Plant and equipment consisted of the following:

	June 30, 2012	June 30, 2011
Buildings and improvements	$10,833,976	$10,580,909
Mine development cost	11,446,035	11,178,672
Machinery and equipment	7,320,964	7,149,957
Other equipment	436,810	421,189
Total	30,037,785	29,330,727
Less accumulated depreciation	(13,825,801)	(12,173,185)
Total plant and equipment, net	$16,211,984	$17,157,542

Depreciation expense amounted to $1,352,871, and $1,856,068 for the years ended June 30, 2012, and 2011, respectively. No depreciation expense was incurred for mining-related assets due to the shutdown of all coal mine operations in September 2011.